UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     May 10, 2005

CHURCHILL DOWNS INCORPORATED

(Exact name of registrant as specified in its charter)

KENTUCKY	0-1469	61-0156015

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Central Avenue Louisville, Kentucky	40208

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code     (502) 636-4400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        A copy of the news release issued by Churchill Downs Incorporated (the “Company”) on May 10, 2005 announcing the results of operations and financial condition for the first quarter ended March 31, 2005, is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)        Exhibit

99.1 Press release dated May 10, 2005 issued by Churchill Downs Incorporated.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCHILL DOWNS INCORPORATED
May 10, 2005	/s/ Michael W. Anderson Michael W. Anderson VP Finance and Treasurer